UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2013

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Spreebird Disposition

On July 22, 2013, Local Corporation (the “Registrant”) entered into an Asset Purchase Agreement dated July 22, 2013 (the “Agreement”) by and among the Registrant, the Registrant’s wholly-owned subsidiary, Screamin Media Group, Inc. and nCrowd, Inc. (the “Buyer”), pursuant to which the Registrant sold substantially all of the assets of its Spreebird business to Buyer. The Closing Date for the transaction was July 26, 2013. The description of the Agreement contained herein is qualified in its entirety by reference to the full text of the Agreement, a copy of which was previously attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed July 23, 2013. The minimum consideration for the assets sold is $209,950 (the “Minimum Purchase Price”), subject to offsets for assumed liabilities. Additionally, the Registrant has the potential to earn additional consideration dependent upon the performance of the assets sold. The assets sold include the spreebird.com domain and website, all Spreebird subscribers, the Spreebird trademark, and all Spreebird deal of the day software, including an administration user interface, a reporting function, an email create application, and a customer service user interface. The sale of these assets was undertaken in connection with the Registrant’s exit from the direct SMB sales market, as announced at the beginning of 2013.

The Agreement contains representations and warranties of the parties that are customary for a transaction of this type, which generally survive after the closing date. The representations and warranties of the Registrant are qualified by information contained in confidential disclosure schedules that the Registrant provided to Buyer in connection with the execution of the Agreement. The Registrant agreed to defend, indemnify and hold harmless the Buyer from and against certain losses arising out of or resulting from (i) a breach of any representation or warranty made by Registrant in the Agreement, the disclosure letter, or certain of the closing documents, (ii) any breach of any covenant or obligation of Registrant in the Agreement or certain of the closing documents, and (iii) any retained liabilities, including taxes, third party claims arising out of the Registrant’s operation of the Spreebird business before the closing and any employment related claims.

The Registrant issued a press release announcing the closing of the transaction on July 29, 2013, a copy of which is attached hereto as Exhibit 99.2.

Item 2.01             Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 under the heading “Spreebird Disposition” of this Current Report on Form 8-K/A is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(b)	Exhibit 99.1: Pro Forma Financial Information

Unaudited Pro Forma Information	1
Unaudited Pro Forma Balance Sheet as of March 31, 2013	2
Unaudited Pro Forma Statements of Operations for the Three Months Ended March 31, 2013	3
Unaudited Pro Forma Statements of Operations for the Year Ended December 31, 2013	4
Notes to Unaudited Pro Forma Financial Statements	5

(d)	Exhibits

Exhibit 10.1*	Asset Purchase Agreement by and among the Registrant, Screamin Media Group, Inc. and nCrowd, Inc., dated July 22, 2013.
Exhibit 99.1**	Unaudited Pro Forma Financial Information.
Exhibit 99.2**	Press Release of Registrant dated July 29, 2013

*	Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 23, 2013.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: July 29, 2013	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 10.1*	Asset Purchase Agreement by and among the Registrant, Screamin Media Group, Inc. and nCrowd, Inc., dated July 22, 2013.
Exhibit 99.1**	Unaudited Pro Forma Financial Information.
Exhibit 99.2**	Press Release of Registrant dated July 29, 2013

*	Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 23, 2013.

**	Filed herewith.